Exhibit 99.2

CYTEC	News & Information

Cytec Industries Inc.

Five Garret Mountain Plaza

Woodland Park, New Jersey 07424

www.cytec.com

Contact:

Jodi A. Allen

(973) 357-3283

Release Date: Immediate

Cytec Announces Update to Operating Segments

Woodland Park, New Jersey, April 19, 2012 – Cytec Industries Inc. (NYSE:CYT) announced today a change in its business segment reporting structure. The new reporting structure is effective in the first quarter of 2012 and provides greater clarity on the new strategic focus of the company. It also aligns with the separation alternatives under consideration for Coating Resins and Pressure Sensitive Adhesives. All product lines within the scope of the separation evaluation are now under common management and grouped into one financial reporting segment.

Going forward, Cytec’s reportable operating segments will be as follow:

•

The Engineered Materials segment now includes only the Advanced Composites, Carbon Fiber, and Structural Film Adhesives product lines. The Pressure Sensitive Adhesives product line has been consolidated within the Coating Resins segment.

•	The In Process Separation segment is unchanged, and includes the Mining Chemicals and Phosphines product lines.

•

The Additive Technologies segment previously included the Polymer Additives and Specialty Additives product lines and now includes the Formulated Resins product line. The Formulated Resins product line was previously included in the Engineered Materials segment.

•

The Coating Resins segment includes the following product lines: Radiation-Cured Resins (Radcure Resins), Liquid Coating Resins and Additives (including Waterborne Resins, Solventborne Resins, and Urethane Resins), Powder Coating Resins, Amino Crosslinkers and Pressure Sensitive Adhesives. Pressure Sensitive Adhesives was previously included in the Engineered Materials segment.

Shane Fleming, Chairman, President, and Chief Executive Officer said, “The realignment of our reportable operating segments is consistent with our long-term view of the company and it will allow us to plan and execute on our strategy more effectively. As we continue to shift our portfolio towards higher growth and margin products, we will remain focused on building our growth platforms to deliver double digit growth and returns to our shareholders.”

Reflecting these changes at the end of this release are segment results for the years ended December 31, 2011 and 2010. Also provided are each of the four quarters for the years 2011 and 2010. We have also filed a current report on Form 8-K dated April 19, 2012 and attached as exhibits to such report updated items from our Annual Report on Form 10-K for the year ended December 31, 2011 that reflect the new segment reporting structure. There is no change to our previously reported Consolidated Statements of Income, Consolidated Balance Sheets, Consolidated Statements of Cash Flows, or Consolidated Statements of Stockholder’s Equity for the periods reported therein.

Forward-Looking and Cautionary Statements

Except for the historical information and discussions contained herein, statements contained in this release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Achieving the results described in these statements involves a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in Cytec’s filings with the Securities and Exchange Commission.

Corporate Profile

Cytec’s vision is to deliver specialty chemical and material technologies beyond our customers’ imagination. Our focus on innovation, advanced technology and application expertise enables us to develop, manufacture and sell products that change the way our customers do business. These pioneering products perform specific and important functions for our customers, enabling them to offer innovative solutions to the industries that they serve. Our products serve a diverse range of end markets including aerospace composites, structural adhesives, automotive and industrial coatings, electronics, inks, mining and plastics.

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED NET SALES AND EARNINGS FROM OPERATIONS BY BUSINESS SEGMENT

(Millions of dollars)

(unaudited)

	Three months ended March 31,
	2011	2010
Net Sales:
Engineered Materials	$187.1	$150.7
In Process Separation	$78.4	$65.1
Additive Technologies
Sales to external customers	70.3	64.3
Intersegment sales	0.3	0.3
Coating Resins	430.2	366.4

Net sales from segments	766.3	646.8
Elimination of intersegment revenue	(0.3)	(0.3)

Total consolidated net sales	$766.0	$646.5

	Three months ended March 31,
	2011	% of Sales	2010	% of Sales
Earnings from operations:

Engineered Materials	$25.1	13%	$19.4	13%
In Process Separation	16.4	21%	14.9	23%
Additive Technologies	8.4	12%	8.8	14%
Coating Resins	20.0	5%	18.0	5%

Earnings from segments	69.9	9%	61.1	9%
Corporate and Unallocated, net (1)	(1.9)		(7.4)

Total earnings from operations	$68.0	9%	$53.7	8%

(1)	2011 includes a net favorable adjustment of $0.7 related primarily to previously recorded restructuring liabilities and includes a $3.3 gain related to a sale of a former manufacturing site. 2010 includes a net favorable adjustment of $0.4 related primarily to previously recorded restructuring liabilities. Corporate and unallocated also includes costs previously allocated to the operations of our discontinued Building Block Chemicals Segment of $1.0 and $1.4 for three months ended March 31, 2011 and 2010, respectively.

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED NET SALES AND EARNINGS FROM OPERATIONS BY BUSINESS SEGMENT

(Millions of dollars)

(unaudited)

	Three months ended June 30,
	2011	2010
Net Sales:
Engineered Materials	$189.9	$167.6
In Process Separation	81.9	70.7
Additive Technologies
Sales to external customers	75.4	68.3
Intersegment sales	0.4	0.2
Coating Resins	450.7	395.4

Net sales from segments	798.3	702.2
Elimination of intersegment revenue	(0.4)	(0.2)

Total consolidated net sales	$797.9	$702.0

	Three months ended June 30,
	2011	% of Sales	2010	% of Sales
Earnings from operations:

Engineered Materials	$28.1	15%	$35.9	21%
In Process Separation	15.6	19%	14.3	20%
Additive Technologies	10.6	14%	11.4	17%
Coating Resins	30.0	7%	30.0	8%

Earnings from segments	84.3	11%	91.6	13%
Corporate and Unallocated, net (1)	(17.3)		(12.6)

Total earnings from operations	$67.0	8%	$79.0	11%

(1)	For the three months ended June 30, 2011, Corporate and Unallocated includes net pre-tax charges of $12.5, primarily related to the Coating Resins restructuring. For the three months ended June 30, 2010, Corporate and Unallocated includes pre-tax charges of $4.5 related to the exit of certain phosphorus products and net favorable adjustments of previously recorded restructuring liabilities. Corporate and unallocated also includes costs previously allocated to the operations of our discontinued Building Block Chemicals Segment of $1.7 for the three months ended June 30, 2010.

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED NET SALES AND EARNINGS FROM OPERATIONS BY BUSINESS SEGMENT

(Millions of dollars)

(unaudited)

	Three months ended September 30,
	2011	2010
Net Sales:
Engineered Materials	$199.3	$165.7
In Process Separation	89.7	75.2
Additive Technologies
Sales to external customers	74.4	69.4
Intersegment sales	0.2	0.1
Coating Resins	415.0	389.8

Net sales from segments	778.6	700.2
Elimination of intersegment revenue	(0.2)	(0.1)

Total consolidated net sales	$778.4	$700.1

	Three months ended September 30,
	2011	% of Sales	2010	% of Sales
Earnings from operations:

Engineered Materials	$30.1	15%	$26.5	16%
In Process Separation	17.3	19%	12.8	17%
Additive Technologies	12.8	17%	9.3	13%
Coating Resins	19.7	5%	20.7	5%

Earnings from segments	79.9	10%	69.3	10%
Corporate and Unallocated, net (1)	(7.9)		(13.1)

Total earnings from operations	$72.0	9%	$56.2	8%

(1)	For the three months ended September 30, 2011, Corporate and Unallocated includes net pre-tax charges of $9.0, primarily related to restructuring activities for the Coating Resins segment. For the three months ended September 30, 2010, Corporate and Unallocated includes pre-tax net charges of $3.2 related to the exit of certain phosphorus derivative products at our Mt. Pleasant, TN facility and for additional restructuring costs primarily associated with consolidating manufacturing operations in Europe. Corporate and Unallocated also includes costs previously allocated to the operations of our discontinued Building Block Chemicals segment of $1.7 for the three months ended September 30, 2010.

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED NET SALES AND EARNINGS FROM OPERATIONS BY BUSINESS SEGMENT

(Millions of dollars)

(unaudited)

	Three months ended December 31,
	2011	2010
Net Sales:
Engineered Materials	$212.9	$176.2
In Process Separation	89.5	81.1
Additive Technologies
Sales to external customers	67.1	69.1
Intersegment sales	0.1	0.6
Coating Resins	361.3	373.2

Net sales from segments	730.9	700.2
Elimination of intersegment revenue	(0.1)	(0.6)

Total consolidated net sales	$730.8	$699.6

	Three months ended December 31,
	2011	% of Sales	2010	% of Sales
Earnings from operations:

Engineered Materials	$41.6	20%	$25.3	14%
In Process Separation	20.4	23%	13.3	16%
Additive Technologies	7.6	11%	10.9	16%
Coating Resins	(0.4)	0%	4.7	1%

Earnings from segments	69.2	9%	54.2	8%
Corporate and Unallocated, net (1)	(3.8)		(9.1)

Total earnings from operations	$65.4	9%	$45.1	6%

(1)	For the three months ended December 31, 2011, Corporate and Unallocated includes pre-tax charges of $0.7 for various restructuring initiatives primarily related to the Coating Resins segment. Three months ended December 31, 2011 also includes a pre-tax incremental accelerated depreciation of $0.7 related to the sale-leaseback agreement of our research and development facility in Stamford, Connecticut. In addition, three months ended December 31, 2011 includes a pre-tax benefit of $3.9 primarily related to a favorable adjustment in environmental liability at one of our European facilities reflecting an alternate remediation approach. For the three months ended December 31, 2010, Corporate and Unallocated includes pre-tax charges of $1.3 for various restructuring initiatives including consolidation and a closure of manufacturing operations in Europe and the exit of certain phosphorus derivative products at our Mt. Pleasant, TN facility.

Corporate and Unallocated also includes costs previously allocated to the operations of our discontinued Building Blocks Segment of $1.5 for the three months ended December 31, 2010.

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED NET SALES AND EARNINGS FROM OPERATIONS BY BUSINESS SEGMENT

(Millions of dollars)

(unaudited)

	Twelve months ended December 31,
	2011	2010
Net Sales:
Engineered Materials	$789.2	$660.2
In Process Separation	$339.5	$292.2
Additive Technologies
Sales to external customers	287.2	271.0
Intersegment sales	0.9	1.1
Coating Resins	1,657.2	1524.9

Net sales from segments	3,074.0	2,749.4
Elimination of intersegment revenue	(0.9)	(1.1)

Total consolidated net sales	$3,073.1	$2,748.3

	Twelve months ended December 31,
	2011	% of Sales	2010	% of Sales
Earnings from operations:
Engineered Materials	$124.9	16%	$107.1	16%
In Process Separation	69.7	21%	55.2	19%
Additive Technologies	39.4	14%	40.3	15%
Coating Resins	69.2	4%	73.3	5%

Earnings from segments	303.2	10%	275.9	10%
Corporate and Unallocated, net (1)	(30.7)		(42.0)

Total earnings from operations	$272.5	9%	$233.9	9%

(1)	2011 includes net pre-tax charges of $21.6 for restructuring charges primarily related to our Coating Resins segment, benefits of $3.9 primarily related to a favorable adjustment to environmental accruals at a certain European site, a gain on the sale of assets of a certain Latin American subsidiary for $3.3, and accelerated depreciation of $0.7 for the sale of our Stamford facility treated as a financing transaction. 2010 includes a net pre-tax charge of $3.2 for various restructuring initiatives including consolidation and a closure of manufacturing operations in Europe. Also includes a pre-tax charge of $5.5 related to the exit of certain phosphorus derivative products at our Mt. Pleasant, TN facility.